Exhibit 99.1
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

x
	:	Chapter 11
In re:	:
	:	Case No. 09-11091 (CSS)
VERMILLION, INC.,	:
	:	Re: Docket Nos. 110, 116
:
Debtor.	:
:
:
x

FINAL ORDER AUTHORIZING DEBTOR TO INCUR
POST PETITION SECURED FINANCING WITH
QUEST DIAGNOSTICS INCORPORATED AND AUTHORIZING THE
ASSUMPTION OF THE STRATEGIC ALLIANCE AGREEMENT,
AS AMENDED, WITH QUEST DIAGNOSTICS INCORPORATED
     1. This matter came before this Court on the emergency motion (the “Motion”) of Vermillion, Inc. (“Debtor”) requesting that this Court, among other things, enter a final order (the “Final Order”) authorizing Debtor to incur post petition debt (the “DIP Loan”) and grant certain liens and other relief to Quest Diagnostics Incorporated (“Quest”), and authorizing the assumption of the Strategic Alliance Agreement, as amended, with Quest. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the proposed form of Debtor-in-Possession Credit and Security Agreement (the “DIP Agreement”) between the Debtor and Quest, copy of which is attached as Exhibit A hereto and incorporated by reference.
     2. This Final Order shall constitute findings of fact and

conclusions of law pursuant to Fed. R. Bankr. P. 7052.
     3. Having examined the Motion, being fully advised of the relevant facts and circumstances surrounding the Motion and having completed a final hearing pursuant to §§ 363 and 364 of the Bankruptcy Code and Fed. R. Bankr. P. 4001(b) and (c), and objections, if any, having been withdrawn or resolved or overruled by the Court,
     THE COURT HEREBY FINDS THAT1:
     A. On March 30, 2009, Debtor filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code. The Court has jurisdiction over the Bankruptcy Case and this proceeding pursuant to 28 U.S.C. §§ 157(b) and 1334. Determination of the Motion constitutes a core proceeding as defined in 28 U.S.C. § 157(b)(2). The statutory predicates for the relief sought herein are sections 364, 365, 1107 and 1108 of the Bankruptcy Code. Venue of the Bankruptcy Case and the Motion in this District is proper under 28 U.S.C. §§ 1408 and 1409(a).
     B. Pursuant to sections 1107(a) and 1108 of the Bankruptcy Code, Debtor has retained possession of its assets and is authorized to continue the operation and management of its business as debtor-in-possession.
     C. No request has been made for the appointment of a trustee or examiner. The Committee has been appointed in the Bankruptcy Case and is represented by counsel.

[1]	In the event of any inconsistency between any documents so requested and executed and the terms of this Order, the provisions of this Order shall control.

     D. Notice of this Motion and the Final Hearing has been given to: (a) the Office of the United States Trustee for the District of Delaware; (b) Debtor’s twenty (20) largest unsecured creditors; (c) the Committee; (d) parties that have filed a notice of appearance; and (e) Quest.
     E. An immediate and ongoing need exists for Debtor to obtain financing of the type granted herein to continue the operation of its business as debtor-in-possession under Chapter 11 of the Bankruptcy Code, to minimize the disruption of Debtor as a “going concern,” and to allow Debtor an opportunity to reorganize its affairs.
     F. Pursuant to Bankruptcy Code §§ 364(a) and 364(b), Debtor is unable to obtain unsecured credit or unsecured credit allowable under Bankruptcy Code § 503(b)(l). The terms of the DIP Agreement have been negotiated in good faith and at arms’ length, and the DIP Agreement is being extended in good faith, as that term is used in Bankruptcy Code § 364(e).
     G. Debtor has requested to establish a secured lending facility pursuant to which Debtor may obtain a loan in a maximum principal amount at any time outstanding not to exceed $1,500,000. The proceeds of the DIP Loan shall be used by Debtor in accordance with this Order, the DIP Agreement, and for the purposes and in the amounts set forth in the Budget incorporated in the DIP Agreement.
     H. Under the circumstances of the Bankruptcy Case, the terms and conditions of this Final Order are a fair and reasonable response to Debtor’s request: (i) for incurrence of post petition debt on a secured and superpriority basis and (ii) the assumption of the Strategic Alliance Agreement, as amended, and accordingly, the entry of this Final Order is in the best interests of Debtor’s estate and its creditors.
     I. The notice provided by Debtor of the Motion, the hearing on the Motion, and the entry of this Final Order has been given pursuant to Fed. R. Bankr. P. 2002, 4001(b) and (c) and 9014 and Bankruptcy Code §§ 102(1), 363 and 364(c).
WHEREFORE, IT IS HEREBY ORDERED THAT:
     1. Motion is Granted. The Motion is granted. The terms and conditions of the DIP Agreement are approved on a final basis as set forth herein. Any objections to the relief sought in the Motion that have not been previously resolved or withdrawn are hereby overruled on their merits. This Final Order shall become effective immediately upon its entry.
     2. Authorization To Incur Postpetition Debt. Debtor is authorized to incur the DIP Loan, in the maximum amount of $1,500,000 in accordance with the terms of the DIP Agreement and the Budget attached hereto as Exhibit B and incorporated by reference, or otherwise, solely in accordance with and pursuant to the terms and provisions of this Final Order and only to the extent required to pay those expenses enumerated in the Budget, as and when such expenses become due and payable.

     3. Superpriority Administrative Expense Status. The DIP Loan is hereby granted super priority administrative expense status under Bankruptcy Code § 364(c)(1), with priority over any and all administrative expenses of the kind specified in Section 503(b) or 507(b) of the Bankruptcy Code; provided, however, Quest agrees not to assert such superpriority administrative expense claim with respect to: (w) any recoveries from Avoidance Actions; (x) in the event of the occurrence and during the continuance of an Event of Default (as such term is defined in the DIP Agreement) or an event that would constitute an Event of Default with the giving of notice or lapse of time or both, the payment of the collective allowed and unpaid professional fees and disbursements incurred by Debtor in an aggregate amount not to exceed $75,000 and by the Committee in an aggregate amount not to exceed $75,000.00, but in each case, solely to the extent such allowed and unpaid professional fees are incurred in accordance with the Budget (plus all unpaid professional fees and disbursements incurred prior to the occurrence of an Event of Default or an event that would constitute an Event of Default with the giving of notice or lapse of time or both to the extent such professional fees and disbursements are incurred in accordance with the Budget and are allowed by the Bankruptcy Court at any time); (y) allowed Incentive Plan Payments to Incentive Plan Participants (as such terms are defined in the DIP Agreement) in an aggregate amount not to exceed $150,000.00; and (z) the payment of unpaid fees pursuant to 28 U.S.C. § 1930(a)(6) and to the Clerk of the Bankruptcy Court ((w), (x),(y) and (z), collectively, the “Carve-Out”), provided, further, that no portion of the Carve-

Out may be utilized to fund prosecution or assertion of any claims against Quest (it being understood that, in the event of the liquidation of Debtor’s estate, the amount of the Carve-Out shall be funded into a segregated account prior to the making of distributions).
     4. Post Petition Liens. The DIP Loan:
     A. pursuant to Section 364(c)(2) of the Bankruptcy Code, shall at all times be secured by a valid, binding, enforceable, perfected first priority Lien (as such term is defined in the DIP Agreement) on all property of Debtor’s estate in the Bankruptcy Case that as of the Petition Date were not subject to valid, perfected and non-avoidable Liens, including, without limitation, all present and future accounts receivable, inventory, general intangibles, chattel paper, real property, leaseholds, fixtures, machinery and equipment, deposit accounts, patents, copyrights, trademarks, trade names, rights under license agreements and other intellectual property, capital stock of any subsidiaries of Debtor or any guarantors (excluding Debtor’s rights in respect of Avoidance Actions); being any claim, action or course of action under section 544, 547, 548 or 550 of the Bankruptcy Code or proceeds relating thereunder or arising therefrom;
     B. pursuant to Section 364(c)(3) of the Bankruptcy Code, shall be secured by a perfected junior Lien upon all property of Debtor (other than the property that as of the Petition Date were subject to existing Liens that secured the obligations of Debtor under the Existing Agreements (as such term is defined in the DIP Agreement) and Liens that are junior to such existing Liens, as to which the

Lien in favor of Quest will be as described in clause (c) of this paragraph) that is subject to valid, perfected and non-avoidable Liens in existence on the Petition Date or to valid Liens in existence as of the Petition Date that are perfected subsequent to the Petition Date as permitted by Section 546(b) of the Bankruptcy Code or to Permitted Liens (as such term is defined in the DIP Agreement), junior to such valid, perfected and non-avoidable Liens, valid and subsequently perfected Liens or Permitted Liens; and
     C. pursuant to Section 364(d)(1) of the Bankruptcy Code, shall be secured by a perfected first priority, senior priming Lien on all of the tangible and intangible property of Debtor (including without limitation, such property of Debtor referred to in clause (A) of this paragraph and the proceeds thereof) that as of the Petition Date was subject to existing Liens that secured Borrower’s pre-petition or pre-filing Indebtedness under the Existing Agreements and Liens that are junior to such existing Liens (but subject to any Liens in existence as of the Petition Date to which the Liens being primed hereby are subject or become subject subsequent to the Petition Date as permitted by Section 546(b) of the Bankruptcy Code (such Liens to which the primed Liens are subject, collectively the “Prior Liens”)) and any Liens granted after the Petition Date to provide adequate protection in respect of the Existing Agreements, senior to all of such Liens provided, however, that the Liens granted pursuant to (A) — (C) above shall also be subject to the Carve Out.
     D. For the avoidance of ambiguity, no liens granted hereunder shall encumber or otherwise attach to any Avoidance Actions or recoveries there from.
     E. Notwithstanding anything to the contrary herein, the Liens granted to Quest in this Order shall be co-extensive with, and shall not exceed, Debtor’s rights and interest in that certain Indemnification Escrow Agreement, made as of November 13, 2006 and amended October 12, 2007 among Bio-Rad Laboratories, Inc., Vermillion, Inc. (formerly known as Ciphergen Biosystems, Inc.) and Wells Fargo Bank, National Association, as escrow agent, including Debtor’s rights, if any, in and to the funds held in escrow pursuant to the Indemnification Escrow Agreement.
     5. Additional Terms of Post Petition Debt
     A. Amount. The DIP Loan shall be only be used to pay those amounts reflected in the Budget, and such other budgets as may be agreed to in writing by Debtor and Quest.
     B. Interest. All Obligations (as such term is defined in the DIP Agreement) shall bear interest, on the average daily balance, at a rate per annum equal to prime plus 0.5% (the “Non-Default Interest Rate”). From and after the occurrence and during the occurrence of an Event of Default, all Obligations shall bear interest at the Non-Default Interest rate plus 6.00% per annum.
     C. Termination of Right to Incur Post Petition Debt. The Termination Date means the earliest to occur of (i) the Prepayment Date or (ii) the Maturity Date (as such terms are defined in the DIP Agreement).
     D. Allowed Bankruptcy Code § 507(b) Claim. The Obligations

shall at all times constitute a claim pursuant to Section 364(c)(1) of the Bankruptcy Code, against Debtor in the Bankruptcy Case which is an administrative expense claim having priority over any and all administrative expenses of the kind specified in Section 503(b) or 507(b) of the Bankruptcy Code, subject to the Carve Out.
     E. Prohibition Against Additional Debt. Debtor shall not contract, create, incur, assume or suffer to exist any Indebtedness (as such term is defined in the DIP Agreement), except for: (i) Indebtedness under the Loan documents: (ii) Indebtedness incurred prior to the Petition Date (including existing capitalized leases listed on Schedule G); (iii) Indebtedness owed to any bank in respect of any overdrafts and related liabilities arising from treasury, depository and cash management services or in connection with any automated clearing house transfers of funds; provided, that, such Indebtedness is repaid in full within two business Day; and (iv) other Indebtedness of Borrower in an aggregate principal amount not to exceed $50,000 at any time outstanding without the prior written consent of the Lender. Notwithstanding the foregoing, Debtor may incur indebtedness which is incurred in the ordinary course.
     F. Binding Effect. Stipulations and Findings. The stipulations and findings contained in Paragraphs A through I of this Order shall be binding on all parties in interest in the Case and their respective successors and assigns, including, without limitation, any chapter 7 or chapter 11 trustee.
     G. Quest’s Prepetition Liens and Indebtedness. Quest has a valid, enforceable, perfected and senior in priority security interest in: (a) the property included in the definition of “Collateral” set forth in Section 2(a) of the Patent Security Agreement dated as of July 22, 2005 made between Ciphergen Biosystems, Inc., a Delaware corporation, and Quest Diagnostics Incorporated, a Delaware corporation (the “Security Agreement”), that was in existence and was acquired by Debtor on or before December 21, 2007 (the “Property”), and (b) any patent(s), whenever filed, that take priority from such Property or any other intellectual property or other property that is derived from such Property (collectively, the “Agreed Perfected Collateral”). This Final Order does not address, and nothing in this Final Order shall be construed as ruling on, the question of whether or not Quest’s security interest is perfected in any property that is not Agreed Perfected Collateral as defined above, including (a) property that is not included in the definition of Collateral set forth in Section 2(a) of the Security Agreement; (b) property that came into existence or was acquired by the Debtor after December 21, 2007, except as set forth in subsection (b) above; and/or (c) whether or not any property is derived from, related to, or claims priority from the Agreed Perfected Collateral, Subject to the foregoing, Quest’s Prepetition Indebtedness is deemed an allowed secured claim in the Case.
     H. Limitations on Carve-Out. As set forth in the DIP Agreement, the Carve-Out may not be used to fund the assertion of prosecution of any claim against Quest.
     I. Modification of the Automatic Stay. The automatic stay imposed under Section 362(a) of the Bankruptcy Code is hereby modified as necessary to effectuate the terms and conditions of the DIP Agreement.
     6. Assumption of the Strategic Alliance Agreement, As Amended.
     A. Debtor is authorized to assume the Alliance Agreement, as amended, pursuant to section 365(a) of the Bankruptcy Code and the Alliance Agreement is hereby deemed assumed.
     B. Debtor has no cure obligations in connection with the assumption of the Alliance Agreement, or such cure obligations have otherwise been waived in connection with the assumption of the Alliance Agreement, and Quest is hereby barred, enjoined, and prohibited from asserting any additional amounts of account of Debtor’s pre-assumption cure obligations under section 365 of the Bankruptcy Code or otherwise from Debtor or its estate with respect to the Alliance Agreement. Nothing herein shall be deemed a waiver of Quest’s rights to assert any default or cure obligations with respect to the Alliance Agreement post-assumption and any and all uncured post-assumption breaches by Debtor shall be deemed an allowed administrative claim in the Case.
     C. Debtor has provided adequate assurance of future performance of the Alliance Agreement.
Dated:	Wilmington, Delaware
October 16, 2009

/s/ Christopher S. Sontchi
The Honorable Christopher S. Sontchi
United States Bankruptcy Judge